Exhibit 99.1 SELB AAV8 Empty Capsid plus ImmTOR™ (SEL-399) Human Proof-Of-Concept Study* T op Line Data Report of a Phase 1 Clinical Study in Healthy Volunteers November 8, 2021 * Joint study with AskBio

Safe Harbor / Disclaimer

Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. ("the company"), including without limitation, statements regarding the pre-clinical and clinical development of gene therapy product candidates by the company, including with respect to anticipated geographic markets, the availability and timing of data from any future or planned clinical program, the timing and execution of company's plans to submit any regulatory filings, the potential market opportunity for the company's gene therapy programs, the potential of any company gene therapy product candidate to address unmet medical needs including but not limited to the ability to re-treat gene therapy disease indications or enhance transgene expression, the potential treatment applications and regulatory and clinical development of the company's product candidates utilizing the ImmTOR platform in areas such as enzyme therapy and gene therapy and related timing, the potential of the ImmTOR technology platform generally and the company's ability to grow its strategic collaborations, upcoming events and presentations, including with respect to the presentation of the SEL-399.101 empty capsid full data set, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "hypothesize," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes, the effect of the COVID-19 pandemic on any of the company's planned or ongoing clinical trials, manufacturing activities, supply chain and operations, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the unproven approach of the company's ImmTOR technology, undesirable side effects of the company's product candidates, the company's reliance on third parties to manufacture its product candidates and to conduct its clinical trials as well as the impact of the COVID-19 pandemic on those third parties and their ability to continue their operations, the company's inability to maintain its existing or future collaborations, licenses or contractual relationships and the inability of the company's licensees to make up-front and milestone payments under these collaborations, its inability to protect its proprietary technology and intellectual property, management's ability to perform as expected, potential delays in regulatory approvals, the company's business development strategy, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the company's recurring losses from operations and negative cash flows from operations raise substantial doubt regarding its ability to continue as a going concern, substantial fluctuation in the price of its common stock, and other important factors discussed in the "Risk Factors" section of the company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 filed with the U.S. Securities and Exchange Commission (SEC), and in other filings that the company makes with the SEC. In addition, any forward-looking statements included in this presentation represent the company's views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The company specifically disclaims any intention to update any forward-looking statements included in this presentation.

Selecta Biosciences
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The Ability to Inhibit The Development of AAV-Specific Antibodies Has The Potential to Enable Re-Dosing of AAV Gene Therapy • Adeno-associated virus (AAV) vectors are the most widely used in-vivo gene therapy vectors • AAV is non-self replicating and over time transgene expression may wane, particularly in growing tissues such as liver in childhood, suggesting that re-dosing of gene therapy may be necessary • Gene therapy with AAV induces a robust immune response in recipients, resulting in high level anti-AAV neutralizing antibodies (NAb) which precludes re-dosing of the gene therapy • Because NAb can reduce the efficiency of gene therapy, treatment with AAV gene therapy is restricted to patients with low levels of pre-existing NAb. For example, Zolgensma NAb titers must be ≤1:50 to be eligible for treatment • In addition to induction of anti-AAV NAb, the immune response to AAV gene therapy may be involved in observed gene therapy associated toxicities such as hepatotoxicity and thrombotic microvascular angiopathy • As a proof-of-concept study, we studied the ability of ImmTOR, an immune tolerizing drug, to inhibit anti-AAV8 NAb formation in healthy volunteers to evaluate the potential of ImmTOR for gene therapy re-dosing 3

AAV Gene Therapy Induces an Immune Response That Precludes Redosing, Inhibits Efficacy, And Causes Adverse Events • Lower efficacy • Prevention of re-dosing • Adverse events • Loss of efficacy 4

Potential for ImmTOR to Enhance AAV Gene Therapy Potential to enable re-dosing of AAV gene therapy • Prevention of AAV antibody production • Potential to re-dose • Inhibition of liver inflammation • Enhanced efficacy • More durable efficacy • Improved safety 5

Long-Term Inhibition of Anti-AAV8 Antibodies With 3 Monthly Doses of ImmTOR in Animals Single And Multiple Dose ImmTOR Data AAV-EC + AAV-EC + 1 Mice AAV8 Empty capsid 2e13 vp/kg Single dose ImmTOR 3 monthly doses ImmTOR 2.0 2.0 1.5 1.5 1.5 1.0 1.0 1.0 0.5 0.5 0.5 0.0 0.0 0.0 Day Day Day BL = baseline AAV-SEAP + AAV-SEAP + Nonhuman AAV8-SEAP 2e12 vg/kg Single dose ImmTOR 3 monthly doses ImmTOR 1.5 1.5 1.5 2 primates 1.0 1.0 1.0 0.5 0.5 0.5 0.0 0.0 0.0 BL 7 14 28 56 84 BL 7 14 28 56 84 BL 7 14 28 56 84 Day Day Day BL = baseline 1 2 ESGCT 2021 Poster P010 / ESGCT 2021 Poster 003 6 BL 7 12 19 27 42 55 70 84 112 140 168 BL 7 12 19 27 42 55 70 84 112 140 168 BL 7 12 19 27 42 55 70 84 112 140 168 Anti-AAV8 IgG (OD ) 450-570 Anti-AAV8 IgG OD 450-570

Study Design 7

SEL-399 Phase 1 Dose-Escalation Study: Objectives and Endpoints § General Objectives § To determine the immune response to AAV8 empty capsids (EMC-101), which contain no DNA payload, in healthy volunteers § To determine whether single escalating doses of ImmTOR can reduce the immune response to AAV8 empty capsids in healthy volunteers 8

SEL-399 Phase 1 Dose-Escalation Study: Subjects and Design § Total healthy volunteers enrolled: 23 (14 males and 9 females) § All subjects with anti-AAV8 NAb titers <1:5 at baseline § Randomized, placebo controlled and double-blind study Drug Infusions 30 45 60 75 90 Study Day 0 15 Placebo* + Empty Capsid (2E12 vp**/kg) n=3 Placebo + Empty Capsid (2E12 vp/kg) n=3 ImmTOR (0.15 mg/kg) + Empty Capsid (2E12 vp/kg) n=9 Placebo + Empty Capsid (2E12 vp/kg) n=2 ImmTOR (0.3 mg/kg) + Empty Capsid (2E12 vp/kg) n=6 Neutralizing antibodies (NAb) measurement * Placebo=saline infusion ** vp=viral particles 9

SEL-399 Phase 1 Dose- Escalation Study 10

Single Dose ImmTOR Inhibited Formation of Anti-AAV8 NAb at Day 30 100% of subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:25 at Day 30 67% of subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:5 at Day 30 Linear Scale Log Scale 10 2000 2000 1000 1500 100 1000 Titer 1:25 10 500 Titer 1:5 1 0 Empty Capsid (n=8) Empty Capsid + 0.15 mg/kg ImmTOR (n=9) Empty Capsid + 0.3 mg/kg ImmTOR (n=6) 11 NAb Titers Log NAb Titers 10

Single Dose ImmTOR Inhibited Formation of Median Anti-AAV8 NAb in a Dose- Dependent Manner at Day 30 1:5 Median NAb titers in subjects dosed with 0.3 mg/kg ImmTOR at Day 30 250-fold lower median NAb titers in subjects dosed with 0.3 mg/kg ImmTOR at Day 30 100000 Median 10000 Titer 1:1250 1000 50-Fold 250-Fold Difference 100 Difference 1:25 10 1:5 1 0 10 20 30 Days Empty Capsid (n=8) Empty Capsid + 0.15 mg/kg ImmTOR (n=9) Empty Capsid + 0.3 mg/kg ImmTOR (n=6) 12 Median Log NAb Titers 10

Subjects Treated With a Single Dose of ImmTOR Developed Delayed NAb Formation by Day 90 Two additional doses of ImmTOR may be required to maintain control beyond Day 30 2 of 6 subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:25 at Day 90 1 of 6 subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:5 at Day 90 Day 90 Day 30 Titer 1:25 Titer 1:5 Empty Capsid (n=8) Empty Capsid + 0.15 mg/kg ImmTOR (n=9) Empty Capsid + 0.3 mg/kg ImmTOR (n=6) 13

Empty Capsid Data In-Line With Single Dose ImmTOR NHP Data at Day 90 1 Human Nonhuman Primate Target For Redosing Single dose Single Dose Three Doses 1000000 100000 Titers too high for re-dosing 100000 10000 200+ 10000 Failure 1000 1000 Antibody levels may interfere 50-200 Intermediate with efficient re-dosing** 100 100 Patients eligible for re-dosing* 10 1-50 10 (Zolgensma eligibility: ≤1:50) Target 1 1 AAV8-SEAP AAV8-SEAP * May be dependent on gene therapy dose AAV8-EC + + + ** Ancillary approaches such as IgG protease ImmTOR ImmTOR ImmTOR pre-treatment may be required for re-dosing D0 D0, 28, 56 D0 1 14 ESGCT 2021 Poster 003 Log NAb Titers 10 Log NAb Titers 10

Safety All treatment-related adverse events were expected for ImmTOR, readily monitorable, and transient § There were no Serious Adverse Events (SAEs) § Adverse events related to ImmTOR were expected based on previous clinical trials § Stomatitis (mouth ulcers, redness, or pain) was most common § 3 of 9 subjects in 0.15 mg/kg group and 6 of 6 subjects in 0.3 mg/kg group, all mild to moderate § Average start of stomatitis was on day 11 with an average duration of 8 days § Symptoms were ameliorated with steroid mouth wash § Rash was next most common § 3 of 9 subjects in 0.15 mg/kg group and 3 of 6 subjects in 0.3 mg/kg group, all mild to moderate § Average start of rash was day 12 and resolved after an average of 23 days § No therapy was required § Asymptomatic and transient laboratory AEs in subjects receiving ImmTOR were seen in 2 subjects with mild to moderate thrombocytopenia and 1 subject with grade 3 hypertriglyceridemia 15

Summary 16

Summary and Conclusions § AAV8 empty capsids elicited a strong immune response with peak median anti-AAV8 NAb titers of 1:6875 § ImmTOR inhibited the formation of anti-AAV8 NAb in a dose-dependent manner at Day 30 § After Day 30, 2 of 6 subjects treated with 0.3 mg/kg ImmTOR maintained NAb titers ≤ 1:25, while remaining ImmTOR- treated subjects showed delayed formation of NAb reaching control levels by Day 90 § Animal studies suggest that, if NAb are inhibited at Day 30, administration of two additional monthly doses of ImmTOR may maintain control of NAb beyond 90 days § Safety findings included AEs previously observed with ImmTOR § This promising study in healthy volunteers provides support for the potential use of ImmTOR for the inhibition of neutralizing antibodies to AAV8 in gene therapy clinical trials 17

Q&A 18